DWS Gold & Precious Metals Fund

Supplement to the currently effective Statements of Additional Information dated March 1, 2006
--------------------------------------------------------------------------------

Effective immediately, the Board of Trustees of the fund has approved a new non-fundamental investment policy for the fund.

The following information is added to the "Investment Restrictions" section of the fund's Statements of Additional Information as a non-fundamental investment policy:

As a matter of non-fundamental policy, the fund currently does not intend to:

invest more than 5% of its net assets directly in securities of local Russian issuers.

The following information supplements similar language in the section "Investing in Emerging Markets" of the fund's Statements of Additional
Information:

In addition, the fund may be required to establish special custody or other arrangements before making investments in securities traded in emerging markets. For example, ownership of shares in foreign companies of certain countries may be recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the fund's ownership rights could be lost or diluted through fraud or negligence. Since certain foreign banking institutions and registrars may not be guaranteed by the foreign government in which the company is located, the fund may be limited in its ability to successfully pursue claims on behalf of the fund's shareholders.






               Please retain this supplement for future reference.













August 25, 2006


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